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FIRST AMENDMENT TO NON-COMPETITION AGREEMENT

     THIS AGREEMENT is made and entered into
as of the 28th day of October, 1997 by and between Daniel R. Baty ("Baty") and Emeritus
Corporation, a Washington corporation (the
"Company").

                  RECITALS

     A.   Baty is the Chairman of the board
and Chief Executive Officer of the Company.

     B.   Baty and the Company are parties to
that Non-Competition Agreement dated as of September 29, 1995 (the Non-Competition
Agreement").

     C.   Baty and the Company are interested
in amending the Non-Competition Agreement to reflect the manner in which Baty's partnership interest in Painted Post
Partners, a Washington general partnership
(the "Partnership") will be disposed of at such time as Baty ceases to be a senior executive officer of the Company.

     D.   Section 10 of the Agreement
provides that it may only be amended by
written instrument executed by Baty and the Company.

     NOW, THEREFORE, in consideration of the
foregoing premises and the mutual covenants of the parties set forth herein, IT IS HEREBY
AGREED AS FOLLOWS:

                  AGREEMENT

     1.   The Non-Competition Agreement is
hereby amended by inserting a new Section 11 which shall provide as follows:

     11.  PAINTED POST PARTNERS PARTNERSHIP
INTEREST.

     (a)  Baty does hereby agree that in the
event he ceases for any reason whatsoever to be a senior executive officer of the Company, he shall, as soon as practicable after the date on which he ceases to be a senior executive officer of the Company (the
"Effective Date"), sell, assign, transfer and convey for $1.00 and other good and valuable consideration ("Transfer"), all of his right, title and interest in and to the Partnership to the individual who succeeds him in the position which he held with the Company immediately prior to the Effective Date or to such other individual as may be designate by the Company (the "Transferee").
Notwithstanding the foregoing, Baty
acknowledges and agrees that no Transfer can or shall be effective unless and until the Transfer has been approved by the New York
Department of Social Services under the laws governing the licensure of proprietary adult homes (the "Regulatory Approval"), at which time the Transfer shall be effective as of the date specified in the Regulatory
Approval.

     (b)  In furtherance and not in
limitation of the foregoing, Baty agrees that in the event of a Transfer, pending the receipt of the Regulatory Approval, any and all of the rights granted to the transferor under the terms of the Partnership's
Partnership Agreement shall be vested solely in the remaining partner, it being understood and agreed that, except as otherwise provided in Section 11(c), from and after the effective Date, (i) Baty shall have no further
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rights or obligations as a partner under the
Partnership Agreement, including any rights to Partnership distributions or obligation to make capital contributions to the
Partnership, (ii) Baty does hereby designate the person or entity which then is the remaining partner in the Partnership as his duly authorized power of attorney to act in his stead and on his behalf and to execute on his behalf any and all documents with respect to the Partnership; provided, however, that in the event the remaining partner's interest is concurrently the subject of a pending
Transfer, then Baty does hereby designate the person then serving as the Chief Financial
Officer of the company as his duly authorized power of attorney to act in his stead and on his behalf and to execute on this behalf any and all documents with respect to the Partnership. The Power of Attorney provided for herein shall be deemed to be coupled with an interest and shall not be revocable by either party hereto for so long as he is a partner in the Partnership.

     (c)  Notwithstanding the foregoing,
nothing herein shall affect or diminish in any manner any indemnity obligations which the Company may have to Baty under the terms of that Undertaking and Indemnity Agreement dated October 23, 1995 between the Company and P. Jules Patt and Pamela J. Patt and
Painted Post Partnership, a Pennsylvania general partnership (the "Indemnity
Agreement"), the benefits of which Indemnity
Agreement have been assigned pursuant tot he terms of Paragraph 5 thereof to the Partnership and to Baty.

     (d)  Baty acknowledges and agrees that
no Transfer shall affect in any manner the Company's rights and the Partnership's obligations under the Administrative Services
Agreements to which the Partnership and the Company are a party with respect to certain adult homes operated by the Partnership in the State of New York, all of which shall remain in full force and effect in accordance with the terms thereof notwithstanding the occurrence of any such Transfer.

     IN WITNESS WHEREOF, the parties hereby
execute this Agreement as of the day and year first set forth above.

             /s/ Daniel R. Baty
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               DANIEL R. BATY